UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022

Venture Lending & Leasing VIII, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-01162	47-3919702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Venture Lending & Leasing VIII, Inc. (the “Fund”) has appointed Maurice C. Werdegar as Chairman of the Board and David R. Wanek as Chief Executive Officer of the Fund, effective January 1, 2022 (the “Effective Date”). Mr. Wanek succeeds Mr. Werdegar, who stepped down as Chief Executive Officer of the Fund on the Effective Date.

Mr. Wanek’s appointment was not made pursuant to any arrangement or understanding between him and any other person. He does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there is no family relationship between Mr. Wanek and any of the Fund’s executive officers or directors required to be disclosed pursuant to Item 401(d) of Regulation S-K. Mr. Wanek’s biographical information is set forth below:

David R. Wanek, 48, has served as President of the Fund since November 2019 and is President and Chief Executive Officer of Westech Investment Advisors LLC, doing business as Western Technology Investment (“WTI”). He joined WTI in 2000. Prior to joining WTI, Mr. Wanek held marketing, business development, and legal positions with VeriSign, Wilson Sonsini Goodrich & Rosati, and Los Alamos National Laboratories. Mr. Wanek holds an M.B.A. from the Anderson School of Management at the University of New Mexico, a J.D. from Santa Clara University and a B.S. from the University of Kansas. Mr. Wanek is a member of the California State Bar.

There is no employment agreement between the Fund and Mr. Wanek, and he will not receive compensation from the Fund for his services to the Fund as Chief Executive Officer.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE LENDING & LEASING VIII, INC.
(Registrant)

By: /s/ Jared S. Thear
Jared S. Thear
Chief Financial Officer

Date: January 7, 2022